SUMMARY PROSPECTUS	Calvert Income Funds
January 31, 2011

CALVERT SHORT DURATION INCOME FUND
Class (Ticker): I (CDSIX)

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (the “SAI”), both dated January 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-327-2109 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-tem bonds and income-producing securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a % of amount redeemed or	2.00%
exchanged within 7 days of purchase)

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)1

Management fees	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	0.51%

1	Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2012. Direct net operating expenses will not exceed 0.75% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•          you invest $1,000,000 in the Fund for the time periods indicated;

•          your investment has a 5% return each year;

•          the Fund’s operating expenses remain the same; and

•          any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years
Investment is Held
1	$5,215
3	$16,356
5	$28,521
10	$64,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 226% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor’s Ratings Services ("Standard & Poor's") or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.

The Fund invests principally in bonds issued by U.S. corporations and by the U.S. Government and its agencies (e.g., Government National Mortgage Association, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”)). The Fund also may invest in taxable municipal securities, asset-backed securities (“ABS”), including commercial mortgage-backed securities, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations (“CMOs”) and ABS.

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.

SUMMARY PROSPECTUS JANUARY 31, 2011 1

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

The Fund is non-diversified.

Under normal circumstances, the Fund’s average portfolio duration will range from one to three years. Duration is a measure of the expected average life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

The Fund may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Fund.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-Diversification Risk. The Fund may invest more of its assets in a smaller number of issuers than a diversified fund. Gains or losses on a single bond may have greater impact on the Fund.

Bond Market Risk. The market prices of bonds held by the Fund may fall.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Fund are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Fund receiving payments of principal or interest may be substantially limited.

Mortgage-Backed Security Risk of Government-Sponsored Enterprises.

Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. The U.S. government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future. Mortgage-backed securities also involve prepayment risk and extension risk.

Management Risk. The individual bonds in the Fund may not perform as expected, due to credit, political or other risks and/or the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall.

Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk of not achieving full recovery.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.

Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

Collateralized Mortgage Obligation Risk. There are risks associated with CMOs that relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs).

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

American Depositary Receipt Risk. The risks of ADRs include many risks associated with investing directly in foreign securities such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs

SUMMARY PROSPECTUS JANUARY 31, 2011 2

and may increase your tax liability.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Leverage Risk. If leverage were employed, borrowing would magnify the potential for gain or loss on the Fund’s portfolio securities and would increase the possibility of fluctuation in the Fund’s net asset value. Interest costs might not be recovered by appreciation of the securities purchased.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Return

       2003      2004     2005      2006      2007    2008      2009      2010

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/2009	5.16%
Worst Quarter (of periods shown)	12/31/2008	-1.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

			Since
Average Annual Total Returns			Inception
(as of 12-31-10)	1 year	5 years	(2/26/02)

CLASS I:
Return before taxes	4.34%	5.51%	5.99%

Return after taxes on	3.04%	3.77%	4.14%
distributions

Return after taxes on distributions	2.96%	3.69%	4.05%
and sale of Fund shares
Barclays Capital 1-5 Year U.S.	5.44%	5.62%	5.11%
Credit Index
Lipper Short Investment Grade	3.90%	3.61%	*
Debt Funds Avg.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*	For comparison purposes to Lipper, performance for the Fund since 2/28/02 is: Return before taxes 5.97%; Return after taxes on distributions 4.12%; Return after taxes on distributions and sale of Fund shares 4.08%; and the per- formance for Lipper Short Investment Grade Debt Funds Average is 3.28%.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (named Calvert Asset Management Company, Inc. prior to 4/30/11)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Gregory Habeeb	Senior Vice President,	Since January 2002
Portfolio Manager
Matthew Duch	Portfolio Manager	Since August 2009
Mauricio Agudelo	Portfolio Manager	Since January 2011

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).

All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.

Minimum to Open Fund Account
$1,000,000

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares
New Accounts (include application)	For wire instructions, call
and Subsequent Investments:	800-327-2109

To Sell Shares
By Telephone	Call 800-368-2745

SUMMARY PROSPECTUS JANUARY 31, 2011 3

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any divi-
dends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL
INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another invest-
ment. Ask your salesperson or visit your financial intermediary’s
Web site for more information.

Investment Company Act file:

No. 811- 3416 The Calvert Fund

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)
SUMMARY PROSPECTUS JANUARY 31, 2011 4